UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 31, 2006 (March 28, 2006)

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

------------------------------------------------------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Retirement Agreement

On March 28, 2006, the Norfolk Southern Corporation Board of Directors approved a Retirement Agreement between Norfolk Southern Corporation and L. Ike Prillaman.  In the Retirement Agreement, Mr. Prillaman also agreed not to compete with Norfolk Southern or solicit employees or customers away from the company for five years and agreed to waive his rights under his change-in-control agreement.  In return, the Retirement Agreement provides that Mr. Prillaman's pension benefit under Norfolk Southern's Retirement Plan and its Supplemental Benefit Plan will be calculated by adding one additional year of service and provides for an award of restricted shares and restricted stock units to him.  The Retirement Agreement is attached hereto as Exhibit 10.1.

Waiver Agreement

On March 28, 2006, the Compensation Committee of Norfolk Southern's Board of Directors approved a Waiver Agreement between Norfolk Southern Corporation and L. Ike Prillaman.  The Waiver Agreement provides for the modification of the terms of 40,534 Restricted Shares granted to Mr. Prillaman in 2004 and 2005 under the Long-Term Incentive Plan, and 27,023.6 Restricted Stock Units granted to Mr. Prillaman in 2004 and 2005 under the Restricted Stock Unit Plan, which Mr. Prillaman otherwise would have forfeited  upon retirement.  Under the Waiver Agreement, these Restricted Shares and Restricted Stock Units remain subject to their applicable restriction period, except in the event of death, and a non-compete provision until January 29, 2007, with respect to the Restricted Shares and Restricted Stock Units granted in 2004, and January 27, 2010, with respect to the Restricted Shares and Restricted Stock Units granted in 2005.  The Waiver Agreement is attached hereto as Exhibit 10.2.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
10.1	Retirement Agreement by and between Norfolk Southern Corporation and L. Ike Prillaman dated as of March 28, 2006
10.2	Waiver Agreement by and between Norfolk Southern Corporation and L. Ike Prillaman dated as of March 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        NORFOLK SOUTHERN CORPORATION

                                                                        (Registrant)

                                                                        /s/ Dezora M. Martin

                                                                        _________________________________

                                                                        Name:  Dezora M. Martin
                                                                        Title:    Corporate Secretary

Date:  March 31, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Retirement Agreement by and between Norfolk Southern Corporation and L. Ike Prillaman dated as of March 28, 2006
10.2	Waiver Agreement by and between Norfolk Southern Corporation and L. Ike Prillaman dated as of March 28, 2006